           SECOND AMENDMENT TO ASSET BASED LOAN AND SECURITY AGREEMENT
           -----------------------------------------------------------

         THIS SECOND AMENDMENT TO ASSET BASED LOAN AND SECURITY AGREEMENT, dated as of May 15, 2000 (this "Second Amendment") is entered into by and between MAZEL STORES, INC. ("Stores") an Ohio corporation, ODD-JOB ACQUISITION CORP. ("Odd-Job"), a Delaware corporation, and HIA TRADING ASSOCIATES, a New York General Partnership, jointly and severally (collectively, "Borrower"), whose mailing addresses are 31000 Aurora Road, Solon, Ohio 44139, and THE PROVIDENT BANK ("Agent"), an Ohio banking corporation, whose mailing address is 1111 Superior Avenue, Cleveland, Ohio 44114-2522, LASALLE BANK NATIONAL ASSOCIATION ("LaSalle"), a national banking association whose mailing address is 135 South LaSalle Street, Chicago, Illinois 60603, and NATIONAL CITY BANK ("NCB," and together with Agent and LaSalle, collectively "Lenders"), a national banking association whose mailing address is National City Center, P.O. Box 5756, Loc. 2104, Cleveland, Ohio 44101-0756.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Borrower and Lenders are parties to that certain Asset Based Loan and Security Agreement dated as of March 10, 1998, as amended by that certain First Amendment to Asset Based Loan and Security Agreement dated as of July 31, 1999 (collectively, the "Original Agreement");

         WHEREAS, Borrower and Lenders have agreed to amend the Original Agreement in order to modify certain terms contained in the Original Agreement in connection with Lenders providing Borrower a $10,000,000 seasonal increase in the Revolving Credit facility, all upon the terms and conditions set forth in this Second Amendment.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, Borrower and Lenders agree as follows:

SECTION 1.  AMENDMENT TO ANNEXES AND EXHIBITS.

         ANNEX 1 to the Original Agreement sets forth each Lender's Revolving Credit Commitment. At Borrower's request, Lenders have agreed to increase their Revolving Credit Commitments on a seasonal basis in order to provide an aggregate $10,000,000 increase in the Revolving Credit facility from May 1 through December 31 of each calendar year. ANNEX 1 to the Original Agreement is hereby amended by deleting such Annex in its entirety and substituting ANNEX 1-A attached hereto and incorporated herein. EXHIBIT C to the Original Agreement (Form of Revolving Loan Promissory Note) is hereby amended by deleting such
Exhibit in its entirety and substituting the form attached hereto as EXHIBIT C-1. Borrower hereby agrees that Borrower will, contemporaneously with the execution of this Second Amendment, execute and deliver to Lenders Amended and Restated Revolving Loan Promissory Notes in the form of EXHIBIT C-1 attached hereto in the face amount of each Lender's Revolving Credit Commitment to replace the Revolving Loan Promissory Notes currently held and owned by Lenders.

SECTION 2.  CONDITIONS PRECEDENT.

         Borrower hereby understands and agrees that the effectiveness of this Second Amendment is subject to the receipt by Lenders, on or prior to the date hereof, of the Amended and Restated Revolving Loan Promissory Notes in the form of EXHIBIT C attached hereto in the face amount of each Lender's Revolving Credit Commitment and such other documents as Lenders may reasonably request in connection with this Second Amendment and the transactions contemplated hereby.

SECTION 3.  FEES AND EXPENSES.

         In consideration of the modifications set forth herein, Borrower shall pay all out-of-pocket fees and expenses incurred by Lenders in connection with the preparation, negotiation, execution and delivery of this Second Amendment and the agreements, documents and instruments executed in connection therewith, including, without limitation, legal fees and other costs and expenses of the Agent.

SECTION 4.  REFERENCES.

         On and after the Effective Date of this Second Amendment each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "thereof" and each reference to the Original Agreement in any of the other Loan Documents shall mean and refer to the Original Agreement, as amended by this Second Amendment. All references to exhibits, schedules or annexes in the Original Agreement shall be deemed to refer to the exhibits, schedules or annexes attached hereto. The Original Agreement, as amended by this Second Amendment, is and shall continue to be in full force and effect and is hereby and in all respects ratified and confirmed. Except as amended by this Second Amendment, all of the terms, conditions and provisions of the Original Agreement are incorporated herein by reference and Borrower agrees to be bound by all of the terms and conditions of the Original Agreement as amended by this Second Amendment. The Loan Documents executed in connection with the Original Agreement shall remain in full force and effect in all respects as if the unpaid balance of the principal outstanding, together with interest accrued thereon, had originally been payable and secured as provided for therein, as amended from time to time and as modified by this Second Amendment. Nothing herein shall affect or impair any rights and powers which Lenders may have under the Original Agreement and any and all related Loan Documents. All capitalized terms not otherwise defined herein shall have the meanings set forth with respect thereto in the Original Agreement.

SECTION 5.  APPLICABLE LAW.

         This Second Amendment shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of the State of Ohio.

SECTION 6.  COUNTERPARTS; CONFLICTS.

         This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties hereby may execute this Second Amendment by signing any such counterpart. In the event of any ambiguity of conflict between the terms, conditions, or provisions of the Original Agreement and this Second Amendment, the terms, conditions and provisions of this Second Amendment will control.

SECTION 7.  EFFECTIVE DATE.

         This Second Amendment shall be effective as of May 15, 2000 ("Effective Date").

SECTION 8.  MISCELLANEOUS.

         A. In consideration of this Second Amendment, Borrower hereby releases and discharges Lenders and their shareholders, directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, demands, liability and causes of action whatsoever, now known or unknown, arising prior to the Effective Date of this Second Amendment out of or in any way related to the extension or administration of the obligations, liabilities, and indebtedness of Borrower to Lenders, the Original Agreement or any mortgage or security interest related thereto.

         B. Borrower and Lenders hereby agree to extend all liens and security interests securing the obligations, liabilities, and indebtedness of Borrower to Lenders, until said obligations, liabilities, and indebtedness, as modified herein, and any and all related promissory notes have been fully paid. The parties hereto further agree that this Second Amendment shall in no manner affect or impair the liens and security interests evidenced by the Original Agreement and/or any other instruments evidencing, securing or related to the obligations, liabilities, and indebtedness. Borrower hereby acknowledges that all liens and security interests securing the obligations, liabilities, and indebtedness of Borrower to Lenders are valid and subsisting.

         C. Borrower covenants and agrees (i) to pay the balance of any principal, together with all accrued interest, as specified above in connection with any promissory note executed and evidencing any indebtedness incurred in connection with the Original Agreement, as modified by this Second Amendment, and
                  (ii) to perform and observe covenants, agreements, stipulations and conditions on its part to be performed hereunder or under the Original Agreement and all other related Loan Documents executed in connection herewith or therewith.

         D. Borrower hereby declares and certifies to Lenders that as of the Effective Date of this Second Amendment, except as previously reported to Lenders in writing or except as waived in connection herewith, no Event of Default exists under the Original Agreement, as amended by this Second Amendment, nor shall any event have occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default. Borrower hereby declares that Borrower has no set offs, counterclaims, defenses or other causes of action against Lenders arising out of the Original Agreement or any related Loan Documents, and to the extent any such set offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

         E. Borrower hereby represents and warrants to Lenders that (a) Borrower has the legal power and authority to execute and deliver this Second Amendment; (b) the officials executing this Second Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; and (d) this Second Amendment constitutes a valid and binding obligation upon Borrower in every respect.

SECTION 9. MUTUAL WAIVER OF JURY TRIAL.

         AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDERS TO EXTEND CREDIT TO BORROWER AND FOR BORROWER TO BORROW FROM LENDERS, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS SECOND AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ARISING IN ANY WAY FROM THE LOANS OR OTHER OBLIGATIONS UNDER THE LOAN DOCUMENTS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

AGENT,
LETTER OF CREDIT LENDER, AND
LENDER:

              THE PROVIDENT BANK

By:           ------------------------------------
              John R. Mirlisena, Jr.
              Senior Vice President

LENDER:

              NATIONAL CITY BANK                                   LASALLE BANK
                                                                   NATIONAL ASSOCIATION

By:           ______________________________                  By:         ________________________________
              Gregory M. Jelinek                                   Name:  Henry J. Munez
              Senior Vice President                                Its:   Assistant Vice President

BORROWER:

              HIA TRADING ASSOCIATES,                              MAZEL STORES, INC.,
              a New York general partnership                       a Delaware corporation

By:               ODD-JOB ACQUISITION CORP.,                       By:    ________________________________
                    a Delaware corporation                         Name:  ________________________________
                                                                   Its:   ________________________________
By:        ________________________________
Name:      ________________________________                        ODD-JOB ACQUISITION CORP.,
Its:       ________________________________                        a Delaware corporation

                                                                   By:    ________________________________
                                                                   Name:  ________________________________
                                                                   Its:   ________________________________

                                    ANNEX 1-A
                                    ---------

                             COMMITMENTS OF LENDERS
                             ----------------------

The Revolving Credit Commitment of each Lender for the period from and including January 1st of each calendar year to and including April 30th of each calendar year until the Revolving Credit Termination Date shall be as follows:

================================================================================
       NAME OF           REVOLVING CREDIT  TERM LOAN COMMITMENT      RATABLE
       LENDER               COMMITMENT                               PORTION
================================================================================
 THE PROVIDENT BANK       $25,000,000.00      $ 5,000,000.00           50%
--------------------------------------------------------------------------------
LASALLE NATIONAL BANK     $12,500,000.00      $ 2,500,000.00           25%
     ASSOCIATION
--------------------------------------------------------------------------------
 NATIONAL CITY BANK       $12,500,000.00      $ 2,500,000.00           25%
--------------------------------------------------------------------------------
        TOTAL             $50,000,000.00      $10,000,000.00          100%
================================================================================


The Revolving Credit Commitment of each Lender for the period from and including May 1st of each calendar year to and including December 31st of each calendar year until the Revolving Credit Termination Date shall be as follows:

================================================================================
       NAME OF           REVOLVING CREDIT  TERM LOAN COMMITMENT      RATABLE
       LENDER               COMMITMENT                               PORTION
================================================================================
THE PROVIDENT BANK        $30,000,000.00      $ 5,000,000.00           50%
--------------------------------------------------------------------------------
LASALLE NATIONAL BANK     $15,000,000.00      $ 2,500,000.00           25%
    ASSOCIATION
--------------------------------------------------------------------------------
NATIONAL CITY BANK        $15,000,000.00      $ 2,500,000.00           25%
--------------------------------------------------------------------------------
       TOTAL              $60,000,000.00      $10,000,000.00          100%
================================================================================

                                   EXHIBIT C-1
                                   -----------

           FORM OF AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE
           -----------------------------------------------------------

                                                       NOTE NO. ___________

                                                                 Cleveland, Ohio
$____,000,000.00                                                  May ____, 2000

           The undersigned (collectively, "Borrower"), for value received, jointly and severally promise to pay to the order of THE PROVIDENT BANK (the "Holder," which term shall include any subsequent holder hereof), at any of its offices, the sum of _______________ Million and No/100 Dollars ($____,000,000.00), (the "Maximum Credit") or so much thereof as is loaned by the Holder pursuant to the provisions hereof, together with interest until maturity at the rate determined as set forth in Section 2.1 of the Loan Agreement (as hereinafter defined). Interest shall be computed on the basis of a year of three hundred sixty-five (365) days for the actual number of days elapsed. Interest shall be due and payable on the first day of each month, commencing on April 1, 1998, and at maturity. Principal shall be due and payable in full on November 15, 2002 (the "Maturity Date").

            This Revolving Loan Promissory Note (hereinafter, the "Note") evidences a revolving credit. Subject to the conditions hereof and of the Loan Agreement and until the Maturity Date, the Borrower may borrow and reborrow from the Holder and the Holder shall lend and relend to the undersigned such amounts not to exceed the Maximum Credit as the undersigned may at any time and from time to time request in accordance with the terms of the Loan Agreement upon satisfactory notice to the Holder. The proceeds of this Note shall be available to the Borrower until the Maturity Date, unless extended pursuant to the terms of the Loan Agreement.

           This Note is one of the "Revolving Loan Notes" described and referred to in that certain Asset Based Loan and Security Agreement of even date herewith among the Borrower and Holder, among others (the "Loan Agreement"). The Loan Agreement is incorporated by reference herein. This Note is entitled to the benefits and is subject to the terms, conditions, and provisions of the Loan Agreement. The Loan Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the occurrence and continuance of an Event of Default (as defined therein). This Note is being executed and delivered as an amendment and restatement of an existing Revolving Loan Promissory Note executed by Borrower and dated March 10, 1998, and the execution and delivery of this Note shall not constitute a novation thereof and shall not terminate or otherwise affect the first lien and security interest of Holder in Borrower"s property.

           If any Event of Default has occurred and is continuing, then this Note shall, at the option of its Holder, become immediately due and payable, without demand or notice. The undersigned shall promptly provide such financial information as the Holder shall reasonably request from time to time.

           As collateral security for the payment of the amounts from time to time owing hereunder, Borrower and all indorsers hereby grants to the Holder a security interest in the Collateral (as defined in the Loan Agreement) which includes all accounts, securities and properties now or hereafter in the possession of the Holder and in which the undersigned or any indorsers have any interest. Upon this Note becoming due under any of its terms and provisions, and not being fully paid and satisfied, the total sum then due hereunder may, at any time and from time to time, be charged against any account or accounts maintained with the Holder hereof by and of the Borrower, without notice to or further consent from any of the Borrowers, and the Borrower and all indorsers agree to be and remain jointly and severally liable for all remaining indebtedness represented by this Note in excess of the amount or amounts so applied.

           If any payment of principal or interest is not paid when due (including within any grace period provided for in the Loan Agreement), then the Holder, at its option, may charge and collect, or add to the unpaid balance hereof, a late charge as provided in Section 2 of the Loan Agreement . After an Event of Default (as defined in the Loan Agreement) or maturity, whether at stated maturity or by acceleration, interest shall be calculated at the Default Rate (as defined in the Loan Agreement) until the Event of Default shall have been cured with the consent of Holder.

           The Borrower, all indorsers hereof, any other party hereto, and any guarantor hereof (collectively "Obligors"), each (i) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; and (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by the Holder of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of the Holder or any indulgence shown by the Holder, from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of the Holder shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by the Holder of, or otherwise affect, any of the Holder's rights under this Note, under any indorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note. The Borrower and all Obligors further agree to reimburse the Holder for all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid in the exercising any right, power or remedy conferred by this Note, or in the enforcement thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE BORROWER AND ALL OBLIGORS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS NOTE OR ARISING IN ANY WAY IN CONNECTION WITH THE LOAN AGREEMENT. THE BORROWER HEREBY DESIGNATES ALL COURTS OF RECORD SITTING IN CLEVELAND, OHIO, BOTH STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE BORROWER CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.

           ODD-JOB ACQUISITION CORP.,                   MAZEL STORES, INC.,
              a Delaware corporation                    a Delaware corporation

By:        _____________________________      By:       ________________________
Name:      _____________________________      Name:     ________________________
Its:       _____________________________      Its:      ________________________

           HIA TRADING ASSOCIATES,
           a New York general partnership

By:        ODD-JOB ACQUISITION CORP.,
           a Delaware corporation

By:        _____________________________
Name:      _____________________________
Its:       _____________________________

               AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE
               ---------------------------------------------------

                                                     NOTE NO. __________________

                                                                 Cleveland, Ohio
$30,000,000.00                                                      May 15, 2000

       The undersigned (collectively, "Borrower"), for value received, jointly and severally promise to pay to the order of THE PROVIDENT BANK (the "Holder," which term shall include any subsequent holder hereof), at any of its offices, the sum of Thirty Million and No/100 Dollars ($30,000,000.00), (the "Maximum Credit") or so much thereof as is loaned by the Holder pursuant to the provisions hereof, together with interest until maturity at the rate determined as set forth in Section 2.1 of the Loan Agreement (as hereinafter defined). Interest shall be computed on the basis of a year of three hundred sixty-five
(365) days for the actual number of days elapsed. Interest shall be due and payable on the first day of each month, commencing on April 1, 1998, and at maturity. Principal shall be due and payable in full on November 15, 2002 (the "Maturity Date").

        This Revolving Loan Promissory Note (hereinafter, the "Note") evidences a revolving credit. Subject to the conditions hereof and of the Loan Agreement and until the Maturity Date, the Borrower may borrow and reborrow from the Holder and the Holder shall lend and relend to the undersigned such amounts not to exceed the Maximum Credit as the undersigned may at any time and from time to time request in accordance with the terms of the Loan Agreement upon satisfactory notice to the Holder. The proceeds of this Note shall be available to the Borrower until the Maturity Date, unless extended pursuant to the terms of the Loan Agreement.

       This Note is one of the "Revolving Loan Notes" described and referred to in that certain Asset Based Loan and Security Agreement of even date herewith among the Borrower and Holder, among others (the "Loan Agreement"). The Loan Agreement is incorporated by reference herein. This Note is entitled to the benefits and is subject to the terms, conditions, and provisions of the Loan Agreement. The Loan Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the occurrence and continuance of an Event of Default (as defined therein). This Note is being executed and delivered as an amendment and restatement of an existing Revolving Loan Promissory Note executed by Borrower and dated March 10, 1998, and the execution and delivery of this Note shall not constitute a novation thereof and shall not terminate or otherwise affect the first lien and security interest of Holder in Borrower"s property.

       If any Event of Default has occurred and is continuing, then this Note shall, at the option of its Holder, become immediately due and payable, without demand or notice. The undersigned shall promptly provide such financial information as the Holder shall reasonably request from time to time.

       As collateral security for the payment of the amounts from time to time owing hereunder, Borrower and all indorsers hereby grants to the Holder a security interest in the Collateral (as defined in the Loan Agreement) which includes all accounts, securities and properties now or hereafter in the possession of the Holder and in which the undersigned or any indorsers have any interest. Upon this Note becoming due under any of its terms and provisions, and not being fully paid and satisfied, the total sum then due hereunder may, at any time and from time to time, be charged against any account or accounts maintained with the Holder hereof by and of the Borrower, without notice to or further consent from any of the Borrowers, and the Borrower and all indorsers agree to be and remain jointly and severally liable for all remaining indebtedness represented by this Note in excess of the amount or amounts so applied.

       If any payment of principal or interest is not paid when due (including within any grace period provided for in the Loan Agreement), then the Holder, at its option, may charge and collect, or add to the unpaid balance hereof, a late charge as provided in Section 2 of the Loan Agreement . After an Event of Default (as defined in the Loan Agreement) or maturity, whether at stated maturity or by acceleration, interest shall be calculated at the Default Rate (as defined in the Loan Agreement) until the Event of Default shall have been cured with the consent of Holder.

       The Borrower, all indorsers hereof, any other party hereto, and any guarantor hereof (collectively "Obligors"), each (i) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; and (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by the Holder of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of the Holder or any indulgence shown by the Holder, from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of the Holder shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by the Holder of, or otherwise affect, any of the Holder's rights under this Note, under any indorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note. The Borrower and all Obligors further agree to reimburse the Holder for all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid in the exercising any right, power or remedy conferred by this Note, or in the enforcement thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE BORROWER AND ALL OBLIGORS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS NOTE OR ARISING IN ANY WAY IN CONNECTION WITH THE LOAN AGREEMENT. THE BORROWER HEREBY DESIGNATES ALL COURTS OF RECORD SITTING IN CLEVELAND, OHIO, BOTH STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE BORROWER CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.

           ODD-JOB ACQUISITION CORP.,                     MAZEL STORES, INC.,
             a Delaware corporation                       a Delaware corporation

By:        _____________________________        By:       ______________________
Name:      _____________________________        Name:     ______________________
Its:       _____________________________        Its:      ______________________

           HIA TRADING ASSOCIATES,
           a New York general partnership

By:        ODD-JOB ACQUISITION CORP.,
           a Delaware corporation

By:        _____________________________
Name:      _____________________________
Its:       _____________________________

               AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE
               ---------------------------------------------------

                                                          NOTE NO. _____________

                                                                 Cleveland, Ohio
$15,000,000.00                                                      May 15, 2000

       The undersigned (collectively, "Borrower"), for value received, jointly and severally promise to pay to the order of NATIONAL CITY BANK (the "Holder," which term shall include any subsequent holder hereof), at any of its offices, the sum of Fifteen Million and No/100 Dollars ($15,000,000.00), (the "Maximum Credit") or so much thereof as is loaned by the Holder pursuant to the provisions hereof, together with interest until maturity at the rate determined as set forth in Section 2.1 of the Loan Agreement (as hereinafter defined). Interest shall be computed on the basis of a year of three hundred sixty-five
(365) days for the actual number of days elapsed. Interest shall be due and payable on the first day of each month, commencing on April 1, 1998, and at maturity. Principal shall be due and payable in full on November 15, 2002 (the "Maturity Date").

        This Revolving Loan Promissory Note (hereinafter, the "Note") evidences a revolving credit. Subject to the conditions hereof and of the Loan Agreement and until the Maturity Date, the Borrower may borrow and reborrow from the Holder and the Holder shall lend and relend to the undersigned such amounts not to exceed the Maximum Credit as the undersigned may at any time and from time to time request in accordance with the terms of the Loan Agreement upon satisfactory notice to the Holder. The proceeds of this Note shall be available to the Borrower until the Maturity Date, unless extended pursuant to the terms of the Loan Agreement.

       This Note is one of the "Revolving Loan Notes" described and referred to in that certain Asset Based Loan and Security Agreement of even date herewith among the Borrower and Holder, among others (the "Loan Agreement"). The Loan Agreement is incorporated by reference herein. This Note is entitled to the benefits and is subject to the terms, conditions, and provisions of the Loan Agreement. The Loan Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the occurrence and continuance of an Event of Default (as defined therein). This Note is being executed and delivered as an amendment and restatement of an existing Revolving Loan Promissory Note executed by Borrower and dated March 10, 1998, and the execution and delivery of this Note shall not constitute a novation thereof and shall not terminate or otherwise affect the first lien and security interest of Holder in Borrower"s property.

       If any Event of Default has occurred and is continuing, then this Note shall, at the option of its Holder, become immediately due and payable, without demand or notice. The undersigned shall promptly provide such financial information as the Holder shall reasonably request from time to time.

       As collateral security for the payment of the amounts from time to time owing hereunder, Borrower and all indorsers hereby grants to the Holder a security interest in the Collateral (as defined in the Loan Agreement) which includes all accounts, securities and properties now or hereafter in the possession of the Holder and in which the undersigned or any indorsers have any interest. Upon this Note becoming due under any of its terms and provisions, and not being fully paid and satisfied, the total sum then due hereunder may, at any time and from time to time, be charged against any account or accounts maintained with the Holder hereof by and of the Borrower, without notice to or further consent from any of the Borrowers, and the Borrower and all indorsers agree to be and remain jointly and severally liable for all remaining indebtedness represented by this Note in excess of the amount or amounts so applied.

       If any payment of principal or interest is not paid when due (including within any grace period provided for in the Loan Agreement), then the Holder, at its option, may charge and collect, or add to the unpaid balance hereof, a late charge as provided in Section 2 of the Loan Agreement . After an Event of Default (as defined in the Loan Agreement) or maturity, whether at stated maturity or by acceleration, interest shall be calculated at the Default Rate (as defined in the Loan Agreement) until the Event of Default shall have been cured with the consent of Holder.

       The Borrower, all indorsers hereof, any other party hereto, and any guarantor hereof (collectively "Obligors"), each (i) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; and (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by the Holder of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of the Holder or any indulgence shown by the Holder, from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of the Holder shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by the Holder of, or otherwise affect, any of the Holder's rights under this Note, under any indorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note. The Borrower and all Obligors further agree to reimburse the Holder for all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid in the exercising any right, power or remedy conferred by this Note, or in the enforcement thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE BORROWER AND ALL OBLIGORS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS NOTE OR ARISING IN ANY WAY IN CONNECTION WITH THE LOAN AGREEMENT. THE BORROWER HEREBY DESIGNATES ALL COURTS OF RECORD SITTING IN CLEVELAND, OHIO, BOTH STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE BORROWER CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.

           ODD-JOB ACQUISITION CORP.,                 MAZEL STORES, INC.,
           a Delaware corporation                     a Delaware corporation

By:        _____________________________      By:     __________________________
Name:      _____________________________      Name:   __________________________
Its:       _____________________________      Its:    __________________________

           HIA TRADING ASSOCIATES,
           a New York general partnership

By:        ODD-JOB ACQUISITION CORP.,
           a Delaware corporation

By:        _____________________________
Name:      _____________________________
Its:       _____________________________

               AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE
               ---------------------------------------------------

                                                     NOTE NO. __________________

                                                                 Cleveland, Ohio
$15,000,000.00                                                      May 15, 2000

       The undersigned (collectively, "Borrower"), for value received, jointly and severally promise to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Holder," which term shall include any subsequent holder hereof), at any of its offices, the sum of Fifteen Million and No/100 Dollars ($15,000,000.00), (the "Maximum Credit") or so much thereof as is loaned by the Holder pursuant to the provisions hereof, together with interest until maturity at the rate determined as set forth in Section 2.1 of the Loan Agreement (as hereinafter defined). Interest shall be computed on the basis of a year of three hundred sixty-five (365) days for the actual number of days elapsed. Interest shall be due and payable on the first day of each month, commencing on April 1, 1998, and at maturity. Principal shall be due and payable in full on November 15, 2002 (the "Maturity Date").

        This Revolving Loan Promissory Note (hereinafter, the "Note") evidences a revolving credit. Subject to the conditions hereof and of the Loan Agreement and until the Maturity Date, the Borrower may borrow and reborrow from the Holder and the Holder shall lend and relend to the undersigned such amounts not to exceed the Maximum Credit as the undersigned may at any time and from time to time request in accordance with the terms of the Loan Agreement upon satisfactory notice to the Holder. The proceeds of this Note shall be available to the Borrower until the Maturity Date, unless extended pursuant to the terms of the Loan Agreement.

       This Note is one of the "Revolving Loan Notes" described and referred to in that certain Asset Based Loan and Security Agreement of even date herewith among the Borrower and Holder, among others (the "Loan Agreement"). The Loan Agreement is incorporated by reference herein. This Note is entitled to the benefits and is subject to the terms, conditions, and provisions of the Loan Agreement. The Loan Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the occurrence and continuance of an Event of Default (as defined therein). This Note is being executed and delivered as an amendment and restatement of an existing Revolving Loan Promissory Note executed by Borrower and dated March 10, 1998, and the execution and delivery of this Note shall not constitute a novation thereof and shall not terminate or otherwise affect the first lien and security interest of Holder in Borrower"s property.

       If any Event of Default has occurred and is continuing, then this Note shall, at the option of its Holder, become immediately due and payable, without demand or notice. The undersigned shall promptly provide such financial information as the Holder shall reasonably request from time to time.

       As collateral security for the payment of the amounts from time to time owing hereunder, Borrower and all indorsers hereby grants to the Holder a security interest in the Collateral (as defined in the Loan Agreement) which includes all accounts, securities and properties now or hereafter in the possession of the Holder and in which the undersigned or any indorsers have any interest. Upon this Note becoming due under any of its terms and provisions, and not being fully paid and satisfied, the total sum then due hereunder may, at any time and from time to time, be charged against any account or accounts maintained with the Holder hereof by and of the Borrower, without notice to or further consent from any of the Borrowers, and the Borrower and all indorsers agree to be and remain jointly and severally liable for all remaining indebtedness represented by this Note in excess of the amount or amounts so applied.

       If any payment of principal or interest is not paid when due (including within any grace period provided for in the Loan Agreement), then the Holder, at its option, may charge and collect, or add to the unpaid balance hereof, a late charge as provided in Section 2 of the Loan Agreement . After an Event of Default (as defined in the Loan Agreement) or maturity, whether at stated maturity or by acceleration, interest shall be calculated at the Default Rate (as defined in the Loan Agreement) until the Event of Default shall have been cured with the consent of Holder.

       The Borrower, all indorsers hereof, any other party hereto, and any guarantor hereof (collectively "Obligors"), each (i) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; and (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by the Holder of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of the Holder or any indulgence shown by the Holder, from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of the Holder shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by the Holder of, or otherwise affect, any of the Holder's rights under this Note, under any indorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note. The Borrower and all Obligors further agree to reimburse the Holder for all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid in the exercising any right, power or remedy conferred by this Note, or in the enforcement thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE BORROWER AND ALL OBLIGORS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS NOTE OR ARISING IN ANY WAY IN CONNECTION WITH THE LOAN AGREEMENT. THE BORROWER HEREBY DESIGNATES ALL COURTS OF RECORD SITTING IN CLEVELAND, OHIO, BOTH STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE BORROWER CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.

           ODD-JOB ACQUISITION CORP.,                MAZEL STORES, INC.,
           a Delaware corporation                    a Delaware corporation

By:        _____________________________       By:   ___________________________
Name:      _____________________________       Name: ___________________________
Its:       _____________________________       Its:  ___________________________

           HIA TRADING ASSOCIATES,
           a New York general partnership

By:        ODD-JOB ACQUISITION CORP.,
           a Delaware corporation

By:        _____________________________
Name:      _____________________________
Its:       _____________________________


                                      -3-